UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2010

PHH CORPORATION
(Exact name of registrant as specified in its charter)

MARYLAND	1-7797	52-0551284
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
3000 Leadenhall Road
Mt. Laurel, New Jersey 08054
(Address of principal executive offices, including zip code)
(856) 917-1744
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On June 1, 2010, Chesapeake Funding LLC (“Chesapeake”), an indirect wholly-owned subsidiary of PHH Corporation (“PHH,” the “Company,” “we” or “our”), entered into the Series 2010-1 Indenture Supplement (the “Series 2010-1 Supplement”) to the Amended and Restated Base Indenture, dated as of December 17, 2008, as amended from time to time (“A&R Base Indenture”), among Chesapeake, as issuer, PHH Vehicles Management Services, LLC, a wholly-owned subsidiary of the Company, as administrator, JPMorgan Chase Bank N.A. (“JPMorgan”) as administrative agent, certain non-conduit purchasers, certain CP conduit purchaser groups, funding agents for the CP conduit purchaser groups and certain Class B Note Purchasers as set forth therein and The Bank of New York Mellon (“BNY”), as indenture trustee, pursuant to which Chesapeake: (i) may issue from time to time up to $1.0 billion in aggregate principal amount of its senior Series 2010-1 Floating Rate Asset Backed Variable Funding Investor Notes, Class A (“Series 2010-1 Class A Notes”); and (ii) issued approximately $32.9 million in aggregate principal amount of its subordinated Series 2010-1 Floating Rate Asset Backed Investor Notes, Class B (the “Series 2010-1 Class B Notes”) (both classes of notes collectively referred to herein as the “Series 2010-1 Notes”). The Series 2010-1 Class B Notes, which were sold to PHH Sub 2, Inc., an indirect wholly owned subsidiary of PHH, will be subordinated at all times to the Series 2010-1 Class A Notes.
On June 1, 2010, Chesapeake made a draw of $500 million under the Series 2010-1 Class A Notes, which was used to repay the remaining outstanding balance under Chesapeake’s Series 2006-2 Floating Rate Asset Backed Variable Funding Investor Notes, increase borrowings relative to the pool of eligible lease assets and fund certain other fees and costs in connection with the issuance of the Series 2010-1 Notes. The remaining $500 million of undrawn capacity under the Series 2010-1 Class A Notes is available to provide incremental committed funding for our domestic vehicle financing needs.
The revolving period for the Series 2010-1 Notes expires on May 31, 2011, subject to extension pursuant to the terms of the Series 2010-1 Supplement. The Series 2010-1 Notes bear interest at variable rates payable monthly. The Series 2010-1 Supplement incorporates by reference from the A&R Base Indenture certain customary covenants that limit Chesapeake’s ability, among other things, to incur additional indebtedness, pay dividends on or redeem or repurchase its own equity interests, make certain investments, expand into unrelated businesses and create liens. Chesapeake has the option to prepay the Series 2010-1 Notes upon notice at a price equal to the aggregate outstanding principal balance plus accrued and unpaid interest on such balance.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information disclosed under Item 1.01 of this Form 8-K is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
PHH is scheduled to present at the Keefe, Bruyette & Woods Diversified Financial Services Conference in New York City on Wednesday, June 2, 2010, at 3:00 p.m. eastern daylight time for 40 minutes, which includes a question and answer session. Jerry Selitto, president and chief executive officer, will make the presentation and both he and Sandra Bell, executive vice president and chief financial officer, will be available for questions and answers following the formal remarks. A copy of the slides that will accompany the presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.
The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth in such filing.

Item 8.01. Other Events.
PHH Mortgage Corporation (“PHH Mortgage”), a wholly owned subsidiary of PHH, entered into a $350 million committed mortgage warehouse financing facility (the “PHH Mortgage Facility”) pursuant to a Master Repurchase Agreement, dated May 26, 2010, by and among PHH Mortgage, as seller, PHH, as guarantor, and Credit Suisse First Boston Mortgage Capital, LLC, as buyer.
PHH Home Loans, LLC (“PHH Home Loans”), an indirect majority owned subsidiary of PHH, and certain of PHH Home Loans’ wholly owned subsidiaries entered into a $150 million committed mortgage warehouse financing facility (the “PHH Home Loans Facility”) pursuant to a Master Repurchase Agreement, dated May 26, 2010, by and among PHH Home Loans and the subsidiaries of PHH Home Loans named therein, as sellers, and Credit Suisse First Boston Mortgage Capital, LLC, as buyer.
The PHH Mortgage Facility, the PHH Home Loans Facility and the Series 2010-1 Notes transaction described in Item 1.01 above are facets of our previously announced on-going financing initiatives. As part of those initiatives, we intend to further diversify, and extend the maturities of, our liability structure. Towards that end, we expect to continue to evaluate markets and pricing for secured and unsecured debt transactions in both the securities and bank markets. However, there can be no assurance that financing will be available to us on acceptable terms or at all.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits
99.1	PHH Corporation Investor Presentation Slides
Forward-Looking Statements
Statements in this Form 8-K that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements are subject to known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. You should understand that these statements are not guarantees of performance or results and are preliminary in nature. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “may result”, “will result”, “may fluctuate” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts.
You should consider the areas of risk described under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our periodic reports filed with the U.S. Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and Quarterly Reports on Form10-Q, in connection with any forward-looking statements that may be made by us and our businesses generally. Except for our ongoing obligations to disclose material information under the federal securities laws and applicable stock exchange listing standards, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements or to report the occurrence or non-occurrence of anticipated or unanticipated events unless required by law.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION
By:	/s/ William F. Brown
	Name:	William F. Brown
	Title:	Senior Vice President, General Counsel & Secretary

Dated: June 2, 2010